Exhibit 10.1
                                                                    ------------

                      DOUBLE EAGLE PETROLEUM AND MINING CO.

                             STOCK OPTION AGREEMENT


     THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of the 25th day of January, 2001 by and between Double Eagle Petroleum And Mining Co., a Wyoming corporation (the "Company"), and Stephen H. Hollis (the "Optionee").

                                   WITNESSETH:

     WHEREAS, the Company agreed to issue to Optionee an option to purchase shares of the $.01 par value common stock of the Company ("Common Stock"), said option to be for the number of shares, at the price per share and on the terms set forth in this Agreement; and

     WHEREAS, the Optionee desires to receive an option on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1. Grant Of Option. The Company hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 20,000 shares of the authorized and unissued $.10 par value common stock of the Company (the "Option Shares") pursuant to the terms and conditions set forth in this Agreement.

     2. Option Price. At any time when shares are to be purchased pursuant to the Option, the purchase price for each Option Share shall be $4.531 (the "Option Price"), subject to adjustment as provided in this Agreement.

     3. Exercise Period. The period for the exercise of the Option shall commence on the date of this Agreement and shall terminate at 5:00 p.m., Denver, Colorado time on January 25, 2004 unless terminated earlier as provided in this Agreement. Notwithstanding the foregoing, to the extent not earlier terminated, the Option shall terminate three months after the termination of the Optionee's employment with the Company.

     4. Exercise Of Option.

          (a) The Option may be exercised in whole or in part by delivering to the Treasurer of the Company (i) a Notice And Agreement Of Exercise Of Option, substantially in the form attached hereto as Exhibit A, specifying the number of Option Shares with respect to which the Option is exercised, and (ii) full payment of the Option Price for such shares. Payment shall be made by certified check or cleared funds. The Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $1,000 or unless the entire remaining portion of the Option is being exercised.

          (b) Promptly upon receipt of the Notice And Agreement Of Exercise Of Option together with the full payment of the Option Price, the Company shall deliver to the Optionee a properly executed certificate or certificates representing the Option Shares being purchased.

     5. Withholding Taxes. The Company may take such steps as it deems necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the Option including, but not limited to, the withholding of all or any portion of any payment owed by the Company to the Optionee or the withholding of issuance of Option Shares to be issued upon the exercise of the Option.

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

     6. Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Company, there has been full compliance with, or an exemption from, any applicable registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), any applicable listing requirements of any securities exchange on which stock of the same class has been listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery, or applicable exemptions are available and have been complied with. Pursuant to the terms of the Notice And Agreement Of Exercise Of Option (Exhibit A) that shall be delivered to the Company upon each exercise of the Option, the Optionee shall acknowledge, represent, warrant and agree as follows:

          (a) Optionee is acquiring the Option Shares for investment purposes only and the Option Shares that Optionee is acquiring will be held by Optionee without sale, transfer or other disposition for an indefinite period unless the transfer of those securities is subsequently registered under the federal securities laws or unless exemptions from registration are available;

          (b) Optionee's overall commitment to investments that are not readily marketable is not disproportionate to Optionee's net worth and Optionee's investment in the Option Shares will not cause such overall commitments to become excessive;

          (c) Optionee's financial condition is such that Optionee is under no present or contemplated future need to dispose of any portion of the Option Shares to satisfy any existing or contemplated undertaking, need or indebtedness;

          (d) Optionee has sufficient knowledge and experience in business and financial matters to evaluate, and Optionee has evaluated, the merits and risks of an investment in the Option Shares;

          (e) The address set forth on the signature page to this Agreement is Optionee's true and correct residence, and Optionee has no present intention of becoming a resident of any other state or jurisdiction;

          (f) Optionee confirms that all documents, records and books pertaining to an investment in the Option and the Option Shares that have been requested by Optionee have been made available or delivered to Optionee. Without limiting the foregoing, Optionee has received and reviewed the Company's periodic reports filed with the Securities And Exchange Commission and Optionee has had the opportunity to discuss the acquisition of the Option and the Option Shares with the Company, and Optionee has obtained or been given access to all information concerning the Company that Optionee has requested;

          (g) Optionee has had the opportunity to ask questions of, and receive the answers from, the Company concerning the terms of the investment in the Option Shares and to receive additional information necessary to verify the accuracy of the information delivered to Optionee, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense;

          (h) Optionee understands that the Options have not, and the Option Shares issuable upon exercise of the Options will not be, registered under the 1933 Act or any state securities laws in reliance on an exemption for private offerings, and no federal or state agency has made any finding or determination as to the fairness of this investment or any recommendation or endorsement of the sale of the Option Shares;

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

          (i) The Option Shares that Optionee is acquiring will be solely for Optionee's own account, for investment, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. Optionee has no agreement or arrangement for any such resale, distribution, subdivision or fractionalization thereof;

          (j) Optionee acknowledges and is aware of the following:

               (i) The Company has a history of losses. The Option Shares constitute a speculative investment and involve a high degree of risk of loss by Optionee of Optionee's total investment in the Option Shares.

               (ii) There are substantial restrictions on the transferability of the Option Shares. The Option is not transferable except by will or the laws of descent and distribution, and any attempt to do so shall void the Option. The Option Shares cannot be transferred, pledged, hypothecated, sold or otherwise disposed of unless they are registered under the 1933 Act or an exemption from such registration is available and established to the satisfaction of the Company; investors in the Company have no rights to require that the Option Shares be registered; there is no right of presentment of the Option Shares and there is no obligation by the Company to repurchase any of the Option Shares; and, accordingly, Optionee may have to hold the Option Shares indefinitely and it may not be possible for Optionee to liquidate Optionee's investment in the Company.

               (iii) Unless the issuance of the Option Shares is registered, each certificate issued representing the Option Shares shall be imprinted with a legend that sets forth a description of the restrictions on transferability of those securities, which legend will read substantially as follows:

                    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE
               NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND ARE `RESTRICTED SECURITIES' AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT."

          The restrictions described in this Section 6 or notice thereof may be placed on the certificates representing the Option Shares purchased pursuant to the Option, and the Company may refuse to issue the certificates or to transfer the shares on its books unless it is satisfied that no violation of such restrictions will occur.

     7. Adjustment By Stock Split, Stock Dividend, Etc. If at any time the Company increases or decreases the number of its outstanding shares of common stock, or changes in any way the rights and privileges of such shares, by means of the payment of a stock dividend or the making of any other distribution on such shares payable in its common stock, or through a stock split or subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving its common stock, the numbers,

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

rights and privileges of the shares of common stock included in the Option shall be increased, decreased or changed in like manner as if such shares had been issued and outstanding, fully paid and nonassessable at the time of such occurrence and the Option Price shall be correspondingly decreased, increased or otherwise changed. Whenever the number or kind of shares comprising the Option Shares or the Option Price is adjusted, the Company shall promptly give written notice and a certificate of the Chief Financial Officer or President of the Company to each holder of record of the outstanding Options, stating that such an adjustment has been effected and setting forth the number and kind of shares purchasable and the amount of the then-current Option Price, and stating in reasonable detail the facts requiring such adjustment and the calculation of such adjustment.

     8. Reorganization And Reclassification. In case of any capital reorganization or any reclassification of the capital stock of the Company while the Options remain outstanding, the holder of the Options shall thereafter be entitled to purchase pursuant to the Options (in lieu of the kind and number of shares of Common Stock comprising Option Shares that such holder would have been entitled to purchase or acquire immediately before such reorganization or reclassification) the kind and number of shares of stock of any class or classes or other securities or property for or into which such shares of Common Stock would have been exchanged, converted, or reclassified if the Option Shares had been purchased immediately before such reorganization or reclassification. In case of any such reorganization or reclassification, appropriate provision (as determined by resolutions of the Board of Directors of the Company) shall be made with respect to the rights and interest thereafter of the holder of the Options, to the end that all the provisions of this Option Agreement (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property.

     9. Registration Rights. Optionee shall have no registration rights unless otherwise agreed by the Company.

     10. Common Stock To Be Received Upon Exercise. Optionee understands that
(a) the Company is under no obligation to register the issuance of the Option Shares, and (b) in the absence of any such registration, the Option Shares cannot be sold unless they are sold pursuant to an exemption from registration under the 1933 Act. Optionee also understands that with respect to Rule 144, routine sales of securities made in reliance upon such Rule can be made only in limited amounts in accordance with the terms and conditions of the Rule, and that in cases in which the Rule is inapplicable, compliance with either Regulation A or another disclosure exemption under the 1933 Act will be required. Thus, the Option Shares will have to be held indefinitely in the absence of registration under the 1933 Act or an exemption from registration.

          Furthermore, the Optionee fully understands that issuance of the Option Shares will not be registered under the 1933 Act and that, because the issuance of the Option Shares will not be registered, the Option Shares will be issued in reliance upon an exemption which is available only if Optionee acquires such shares for investment and not with a view to distribution. Optionee is familiar with the phrase "acquired for investment and not with a view to distribution" as it relates to the 1933 Act and the special meaning given to such term in various releases of the Securities And Exchange Commission.

     11. Privilege Of Ownership. Optionee shall not have any of the rights of a stockholder with respect to the shares covered by the Option except to the extent that one or more certificates for such shares shall be delivered to him upon exercise of the Option.

     12. Relationship To Employment. Nothing contained in this Agreement (i) shall confer upon the Optionee any right with respect to continuance of Optionee's employment by, or affiliation with, or relationship to, the Company, or (ii) shall interfere in any way with the right of the Company at any time to terminate the Optionee's employment by, position or affiliation with, or relationship to, the Company.

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

     13. Notices. All notices, requests, demands, directions and other communications ("Notices") concerning this Agreement shall be in writing and shall be mailed or delivered personally or sent by telecopier or facsimile to the applicable party at the address of such party set forth below in this
Section 13. When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the fifth business day after it has been deposited in the mail. When delivered personally, each such Notice shall be effective when delivered to the address for the respective party set forth in this Section 13, provided that it is delivered on a business day and further provided that it is delivered prior to 5:00 p.m., local time of the party to whom the notice is being delivered, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is delivered. When sent by telecopier or facsimile, each such Notice shall be effective on the day on which it is sent provided that it is sent on a business day and further provided that it is sent prior to 5:00 p.m., local time of the party to whom the Notice is being sent, on that business day; otherwise, each such Notice shall be effective on the first business day occurring after the Notice is sent. Each such Notice shall be addressed to the party to be notified as shown below:

          (a) if to the Company:  Double Eagle Petroleum And Mining
                                  Co. 777 Overland Trail
                                  Casper, Wyoming 82601
                                  Facsimile No. (307)
                                  266-1823 Attention: President

          (b) if to the Optionee: Stephen H. Hollis
                                  At the address set forth on the signature page of this Agreement

          Either party may change its respective address for purposes of this
Section 13 by giving the other party Notice of the new address in the manner set forth above.

     14. General Provisions. This instrument (a) contains the entire agreement between the parties, (b) may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver, (c) shall be construed in accordance with, and governed by the laws of Wyoming, and (d) shall be binding upon and shall inure to the benefit of the parties and their respective personal representatives and assigns, except as above set forth. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural as the identity of the parties hereto may require.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.

                                          DOUBLE EAGLE PETROLEUM AND MINING CO.



                                          By: /s/ Carol Osborne
                                          ----------------------------------
                                          Carol Osborne, Secretary
                                          Printed Name And Title

OPTIONEE

                                          /s/ Stephen H. Hollis
                                          ----------------------------------
                                          Stephen H. Hollis
                                          777 Overland Trail
                                          Casper, Wyoming 82601
                                          Facsimile No. (307) 266-1823

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

                                    EXHIBIT A
                                    ---------
                    (To Double Eagle Petroleum And Mining Co.
                             Stock Option Agreement)

                      DOUBLE EAGLE PETROLEUM AND MINING CO.

                   NOTICE AND AGREEMENT OF EXERCISE OF OPTION

     The undersigned Optionee hereby exercises my Double Eagle Petroleum And Mining Co. Stock Option dated as of January 25, 2001 as to ________ shares of the $.01 par value common stock (the "Option Shares") of Double Eagle Petroleum And Mining Co. (the "Company") at a purchase price of $4.531 per share. The total exercise price for these Option Shares is $________. Enclosed is payment in the form of ___________________.

     Enclosed is the payment specified in Paragraph 4 of my Option Agreement.

     The undersigned Optionee understands that no Option Shares will be issued unless and until, in the opinion of the Company, there has been full compliance with, or an exemption from, any applicable registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery. The undersigned Optionee hereby acknowledges, represents, warrants and agrees, to and with the Company as follows:

     (a) Optionee is acquiring the Option Shares for investment purposes only and the Option Shares that Optionee is acquiring will be held by Optionee without sale, transfer or other disposition for an indefinite period unless the transfer of those securities is subsequently registered under the federal securities laws or unless exemptions from registration are available;

     (b) Optionee's overall commitment to investments that are not readily marketable is not disproportionate to Optionee's net worth and Optionee's investment in the Option Shares will not cause such overall commitments to become excessive;

     (c) Optionee's financial condition is such that Optionee is under no present or contemplated future need to dispose of any portion of the Option Shares to satisfy any existing or contemplated undertaking, need or indebtedness;

     (d) Optionee has sufficient knowledge and experience in business and financial matters to evaluate, and Optionee has evaluated, the merits and risks of an investment in the Option Shares;

     (e) The address set forth on the signature page of this Notice is Optionee's true and correct residence, and Optionee has no present intention of becoming a resident of any other state or jurisdiction;

     (f) Optionee confirms that all documents, records and books pertaining to an investment in the Option Shares that have been requested by Optionee have been made available or delivered to Optionee. Without limiting the foregoing, Optionee has received and reviewed the Company's periodic reports filed with the Securities And Exchange Commission and Optionee has had the opportunity to discuss the acquisition of the Option and the Option Shares with the Company, and Optionee has obtained or been given access to all information concerning the Company that Optionee has requested;

     (g) Optionee has had the opportunity to ask questions of, and receive the answers from, the Company concerning the terms of the investment in the Option Shares and to receive additional information necessary to verify the accuracy of the information delivered to Optionee, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense;

     (h) Optionee understands that the Options have not, and the Option Shares issuable upon exercise of the Options will not be, registered under the 1933 Act or any state securities laws in reliance on an exemption for private offerings, and no federal or state agency has made any finding or determination as to the fairness of this investment or any recommendation or endorsement of the sale of the Option Shares;

     (i) The Option Shares that Optionee is acquiring will be solely for Optionee's own account, for investment, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof. Optionee has no agreement or arrangement for any such resale, distribution, subdivision or fractionalization thereof;

     (j) Optionee acknowledges and is aware of the following:

          (i) The Company has a history of losses. The Option Shares constitute a speculative investment and involve a high degree of risk of loss by Optionee of Optionee's total investment in the Option Shares.

          (ii) There are substantial restrictions on the transferability of the Option Shares. The Option Shares cannot be transferred, pledged, hypothecated, sold or otherwise disposed of unless they are registered under the 1933 Act or an exemption from such registration is available and established to the satisfaction of the Company; investors in the Company have no rights to require that the Option Shares be registered; there is no right of presentment of the Option Shares and there is no obligation by the Company to repurchase any of the Option Shares; and, accordingly, Optionee may have to hold the Option Shares indefinitely and it may not be possible for Optionee to liquidate Optionee's investment in the Company.

          (iii) Unless the issuance of the Option Shares is registered, each certificate issued representing the Option Shares shall be imprinted with a legend that sets forth a description of the restrictions on transferability of those securities, which legend will read substantially as follows:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND ARE `RESTRICTED SECURITIES' AS THAT TERM IS DEFINED IN RULE 144 UNDER THE 1933 ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT."

     The number of Option Shares specified above are to be issued in the name or names set forth below in the left-hand column.



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(Print Your Name)                           Signature



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(Optionee - Print Name of Spouse            Address
if you wish joint registration)
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                                            City, State and Zip Code